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Scudder Variable Series II



o   Scudder Fixed Income Portfolio


Supplement to the currently effective prospectus


The following information replaces the disclosure for Scudder Variable Series
II: Scudder Fixed Income Portfolio in "The Portfolio's Main Investment Strategy" section of the prospectus.

The Portfolio's Main Investment Strategy

The portfolio seeks high current income.

The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality. The portfolio invests primarily in investment grade fixed-income securities rated within the top three rating categories. The portfolio may invest up to 20% of its total assets in investment grade fixed-income securities rated within the fourth highest rating category.

The portfolio can buy many types of fixed-income securities, including those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities. Generally, the portfolio invests in US bonds or instruments, but up to 25% of total assets could be in US dollar-denominated securities of foreign issuers and governments.

The portfolio managers utilize a core US fixed-income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principals on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

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The following disclosure replaces the last sentence under the section entitled
"The Main Risks of Investing in the Portfolio."

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market mutual funds may provide.

Effective 60 days from the date of this notice, the following information replaces the third paragraph under the section entitled "The Portfolio's Main Investment Strategy":

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. The portfolio invests primarily in investment grade fixed income securities rated within the top three rating categories. The portfolio may invest up to 20% of its total assets in investment grade fixed income securities rated within the fourth highest rating category.





               Please Retain This Supplement for Future Reference















January 16, 2004

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Scudder Variable Series II


o        Scudder Fixed Income Portfolio


Supplement to the currently effective Statement of Additional Information

The following information supplements the disclosure for Scudder Variable Series
II: Scudder Fixed Income Portfolio in the "Investment Policies and Techniques" section of the Statement of Additional Information under "High Yield, High Risk Bonds."

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

The following information supplements the disclosure for Scudder Variable Series
II: Scudder Fixed Income Portfolio in the "Investment Policies and Techniques" section of the Statement of Additional Information under "Investment of Uninvested Cash Balances."

Scudder Fixed Income Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 20% of the Portfolio's total assets.










January 16, 2004